SUBSEQUENT EVENTS (Tables)	12 Months Ended
Dec. 31, 2021
Subsequent Events
SCHEDULE OF FAIR VALUE OF ASSETS ACQUIRED

The table below summarizes the preliminary fair value of assets acquired at the purchase date:

February 3, 2022

Total assets	2,649
Benefit shareholder consulting agreement	28
Goodwill(*)	312

Total net assets acquired	2,989

(*)	Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired. The goodwill is attributed to the expected benefits arising from the synergies of the combination of the activities of the Company and acquired company.

SCHEDULE OF PRO FORMA INFORMATION
For the year ended December 31, 2021
Pro forma
Unaudited

Total revenues	$7,915
Net loss attributable to A2Z’s shareholders	$37,698